UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 4, 2026
MFA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland			1-13991	13-3974868
(State or other jurisdiction of incorporation or organization)			Commission File Number	(IRS Employer Identification No.)

12 East 49th Street 11th Floor - Suite 825
New York	,	New York		10017
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:  (212) 207-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Each Exchange on Which Registered:
Common Stock, par value $0.01 per share	MFA	New York Stock Exchange
7.50% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PB	New York Stock Exchange
6.50% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PC	New York Stock Exchange
8.875% Senior Notes due 2029	MFAN	New York Stock Exchange
9.00% Senior Notes due 2029	MFAO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition and
Item 7.01 Regulation FD Disclosure

MFA Financial, Inc. (“MFA”) issued a press release, dated November 4, 2026, announcing its financial results for the quarter ended September 30, 2026, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, in conjunction with the announcement of its financial results, MFA issued additional information relating to its 2026 third quarter financial results. Such additional information is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

The information referenced in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) is and will not be incorporated by reference into any registration statement or other document filed by MFA pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as may be expressly set forth by specific reference in such filing.

As discussed therein, the press release contains forward-looking statements within the meaning of the Securities Act and the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to MFA’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in MFA’s other documents filed with the SEC, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Exhibits

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated November 4, 2026, announcing MFA’s financial results for the quarter September 30, 2026.

99.2	Additional information relating to the financial results of MFA for the quarter ended September 30, 2026.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.
(REGISTRANT)

	By:	/s/ Harold E. Schwartz
		Name:	Harold E. Schwartz
		Title:	Senior Vice President and General Counsel

Date: November 4, 2026